                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: May 11, 2001



                                 THE KROGER CO.
             (Exact name of registrant as specified in its charter)


An Ohio Corporation                   No. 1-303                  31-0345740
(State or other jurisdiction    (Commission File Number)   (IRS Employer Number)
of incorporation)


1014 Vine Street
Cincinnati, OH  45201
(Address of principal
executive offices)

Registrant's telephone number:  (513) 762-4000

Item 5.  Other Events

         On February 2, 2000, The Kroger Co. and its subsidiary guarantors, filed Registration Statement No. 333-95955 on Form S-3 with the Securities and Exchange Commission pursuant to Rule 415, (hereinafter referred to as the "Registration Statement"). The Registration Statement provides for the issuance of Securities in an aggregate amount of $1,725,000,000, and was declared effective on February 2, 2000. On May 4, 2001, The Kroger Co. and its subsidiary guarantors filed Registration Statement No. 333-60222 on Form S-3 with the Securities and Exchange Commission pursuant to Rule 462(b) (the "462(b) Registration Statement"). The 462(b) Registration Statement added $75,000,000 of Senior Notes to be issued, and was effective when filed. Pursuant to a Prospectus Supplement dated May 4, 2001, The Kroger Co. is issuing $500,000,000 of Debt Securities denominated 6.80% Senior Notes due 2011 and $500,000,000 of Debt Securities denominated 7.50% Senior Notes due 2031. The Debt Securities being issued are being guaranteed by the subsidiary guarantors.

         Filed as Exhibit 1.1 to the Registration Statement was a form of Underwriting Agreement for the issuance of the Debt Securities. Attached hereto as Exhibit 1.1 is the Underwriting Agreement dated May 4, 2001. In connection with the issuance of the Senior Notes, the Registrant has executed a Pricing Agreement dated May 4, 2001, among The Kroger Co., its subsidiary guarantors, Salomon Smith Barney Inc., Banc of America Securities LLC, J.P. Morgan Securities Inc., Banc One Capital Markets, Inc., BNP Paribas Securities Corp., BNY Capital Markets, Inc., Mizuho International plc, Scotia Capital (USA) Inc., Tokyo-Mitsubishi International plc, and U.S. Bancorp Piper Jaffray Inc., the form of which is incorporated herein by reference as Exhibit
         1.1.1 hereof.

         The form of indenture for the Senior Notes was filed as Exhibit 4.3 to the Registration Statement. The Tenth Supplemental Indenture, dated as of May 11, 2001, among The Kroger Co., its subsidiary guarantors, and Firstar Bank, N. A., as Trustee, supplements the Indenture dated as of June 25, 1999, among The Kroger Co., its subsidiary guarantors, and Firstar Bank, N. A., as Trustee. The Tenth Supplemental Indenture is attached hereto as Exhibit 4.3.1.

         The form of indenture for the Senior Notes was filed as Exhibit 4.3 to the Registration Statement. The Eleventh Supplemental Indenture, dated as of May 11, 2001, among The Kroger Co., its subsidiary guarantors, and Firstar Bank, N. A., as Trustee, supplements the Indenture dated as of June 25, 1999, among The Kroger Co., its subsidiary guarantors, and Firstar Bank, N. A., as Trustee. The Eleventh Supplemental Indenture is attached hereto as Exhibit 4.3.2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits:

                  1.1 Underwriting Agreement dated May 4, 2001, among The Kroger Co., its subsidiary guarantors, Salomon Smith Barney Inc., Banc of America Securities LLC, J.P. Morgan Securities Inc., Banc One Capital Markets, Inc., BNP Paribas Securities Corp., BNY Capital Markets, Inc., Mizuho International plc, Scotia Capital (USA) Inc., Tokyo-Mitsubishi International plc, and U.S. Bancorp Piper Jaffray Inc.

                  1.1.1 Pricing Agreement dated May 4, 2001, among The Kroger Co., its subsidiary guarantors, Salomon Smith Barney Inc., Banc of America Securities LLC, J.P. Morgan Securities Inc., Banc One Capital Markets, Inc., BNP Paribas Securities Corp., BNY Capital Markets, Inc., Mizuho International plc, Scotia Capital (USA) Inc., Tokyo-Mitsubishi International plc, and U.S. Bancorp Piper Jaffray Inc.

                  4.3.1 Tenth Supplemental Indenture dated as of May 11, 2001, among The Kroger Co., its subsidiary guarantors, and Firstar Bank, N. A., as trustee, relating to the 6.80% Senior Notes due 2011.

                  4.3.2 Eleventh Supplemental Indenture dated as of May 11, 2001, among The Kroger Co., its subsidiary guarantors, and Firstar Bank, N. A., as trustee, relating to the 7.50% Senior Notes due 2031.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                        THE KROGER CO.



May 11, 2001                            By: /s/ Paul Heldman
                                           ---------------------------------
                                            Paul Heldman
                                            Senior Vice President, Secretary
                                            and General Counsel

                                  EXHIBIT INDEX



Exhibit No.                        Exhibit
-----------                        -------

1.1 Underwriting Agreement dated May 4, 2001, among The Kroger Co., its subsidiary guarantors, Salomon Smith Barney Inc., Banc of America Securities LLC, J.P. Morgan Securities Inc., Banc One Capital Markets, Inc., BNP Paribas Securities Corp., BNY Capital Markets, Inc., Mizuho International plc, Scotia Capital (USA) Inc., Tokyo-Mitsubishi International plc, and U.S. Bancorp Piper Jaffray Inc.

1.1.1 Pricing Agreement dated May 4, 2001, among The Kroger Co., its subsidiary guarantors, Salomon Smith Barney Inc., Banc of America Securities LLC, J.P. Morgan Securities Inc., Banc One Capital Markets, Inc., BNP Paribas Securities Corp., BNY Capital Markets, Inc., Mizuho International plc, Scotia Capital (USA) Inc., Tokyo-Mitsubishi International plc, and U.S. Bancorp Piper Jaffray Inc.

4.3.1 Tenth Supplemental Indenture dated as of May 11, 2001, among The Kroger Co., its subsidiary guarantors, and Firstar Bank, N. A., as trustee, relating to the 6.80% Senior Notes due 2011.

4.3.2 Eleventh Supplemental Indenture dated as of May 11, 2001, among The Kroger Co., its subsidiary guarantors, and Firstar Bank, N. A., as trustee, relating to the 7.50% Senior Notes due 2031.